News Release
Contact:
Patricia A. Spinella, Investor Relations — 201-847-5453
Colleen T. White, Corporate Communications — 201-847-5369
BD ANNOUNCES RESULTS FOR THIRD FISCAL QUARTER
•	Reports earnings per share from continuing operations of $1.38, or $1.30 after excluding specified item

•	Revises earnings guidance to high end of range previously provided for fiscal year 2009

•	Reports divestiture of Home Healthcare product line
Franklin Lakes, NJ (July 30, 2009) — BD (Becton, Dickinson and Company) (NYSE: BDX) today reported quarterly revenues of $1.820 billion for the third fiscal quarter ended June 30, 2009, representing a decrease of 1.6 percent from the prior-year period. Excluding the unfavorable impact from foreign currency translation, which overall is estimated to account for 7 percentage points, worldwide revenues increased 5 percent.
“We are pleased with our solid third quarter performance and, in particular, the results achieved by our Diagnostics segment and our Medical segment’s Pharmaceutical Systems and Diabetes Care units,” stated Edward J. Ludwig, Chairman and Chief Executive Officer. “In the face of a challenging global economy, we exceeded our overall expectations in the quarter and, as a result, we are revising our revenue and earnings guidance to the high end of the range previously provided for this year. We remain confident that our focus on productivity improvements and disciplined expense management, along with our ongoing investments in long-term growth opportunities, will ensure BD’s future success.”
Analyses of Third Quarter and Nine-Month Period of Fiscal Year 2009 and 2008 Earnings
Table 1

	Three Months Ended June 30,			Nine Months Ended June 30,
	2009	2008	% Growth	2009	2008	% Growth

Diluted EPS	$1.39	$1.18	17.8%	$3.70	$3.34	10.8%

Home Healthcare Divestiture	(0.01)	—		(0.03)	(0.03)

Diluted EPS from Continuing Operations	$1.38	$1.18	16.9%	$3.67	$3.31	10.9%

Specified Items:
Litigation Charge (1)	—	—		0.11	—
Tax Adjustment (2)	(0.08)	—		(0.08)	—

Adjusted Diluted EPS from Continuing Operations	$1.30	$1.18	10.2%	$3.70	$3.31	11.8%

(1)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

(2)	Represents the tax benefit relating to various tax settlements in multiple jurisdictions.

The preceding analysis (Table 1) of diluted earnings per share from continuing operations for the three-month and nine-month periods ended June 30, 2009 and 2008 identifies the specified items that affect comparability of results between periods. As illustrated, third quarter fiscal 2009 diluted earnings per share from continuing operations included a tax benefit of $20 million (8 cents diluted earnings per share from continuing operations) relating to various tax settlements in multiple jurisdictions. Excluding the tax benefit of 8 cents, third quarter fiscal 2009 diluted earnings per share from continuing operations were $1.30, representing an increase of 10 percent over diluted earnings per share from continuing operations of $1.18 from the prior-year period. Reported diluted earnings per share from continuing operations for the third quarter of fiscal 2009 included a 7-cents gain from our hedging program.
For the nine-month period, diluted earnings per share from continuing operations of $3.67 included the aforementioned tax benefit of 8 cents and the second quarter charge of 11 cents relating to a pending antitrust class action settlement. Excluding these specified items, diluted earnings per share from continuing operations for the nine-month period in fiscal year 2009 were $3.70, representing an increase of 12 percent over diluted earnings per share from continuing operations of $3.31 from the prior-year period. Reported diluted earnings per share from continuing operations for the nine-month period ending June 30, 2009 included a 23-cents gain from our hedging program.
Home Healthcare Product Line Sold
In July 2009, the Company sold the assets associated with its Home Healthcare product line to 3M, including product inventory, brand names and manufacturing associated with ACE®, Tensor®, Bauer & Black® and Tru-Fit® products, and thermometers. Consequently, the results of operations of the Home Healthcare product line have been classified as discontinued operations for all quarters and years referred to in this release. Included in the attached financial tables are the Company’s Consolidated Income Statements for the first two quarters of fiscal year 2009 and for all periods in fiscal year 2008, which reflect this classification change. The Company expects to record a gain on the sale of about 5 cents diluted earnings per share from discontinued operations in the fourth fiscal quarter.
Segment Results
In the BD Medical segment, worldwide revenues for the quarter were $969 million, representing a decrease of 3 percent from the prior year period. Excluding the unfavorable impact from foreign currency translation of an estimated 8 percentage points, revenues increased 5 percent in the quarter due in part to sales of insulin delivery products, as well as safety-engineered and prefillable devices. For the nine-month period ended June 30, 2009 the BD Medical segment reported a 2 percent decrease in revenue growth. On a currency neutral basis, BD Medical revenues for the nine-month period increased by 3 percent.
In the BD Diagnostics segment, worldwide revenues for the quarter were $566 million, representing an increase of 2 percent from the prior year period. Excluding the unfavorable impact from foreign currency translation of an estimated 6 percentage points, revenues increased 8 percent in the quarter. Sales of safety-engineered devices, cancer diagnostics products and infectious disease testing systems, including flu-related products, contributed to revenue growth. For the nine-month period ended June 30, 2009 the BD Diagnostics segment reported 2.5 percent revenue growth. On a currency neutral basis, BD Diagnostics revenues for the nine-month period increased by 6.5 percent.
In the BD Biosciences segment, worldwide revenues for the quarter were $285 million, representing a decrease of 4 percent from the prior year period. Excluding the unfavorable impact from foreign currency translation of an estimated 3 percentage points, revenues decreased 1 percent in the quarter.

Demand in the U.S. for capital equipment in the research and clinical segments continued to be impacted by funding constraints. International revenue growth moderated in the third quarter primarily due to lessening demand for instruments in Europe and Japan. For the nine-month period ended June 30, 2009 the BD Biosciences segment reported 3 percent revenue growth. On a currency neutral basis, BD Biosciences revenues for the nine-month period increased by 4 percent.
Geographic Results
Third quarter revenues in the U.S. were $805 million, representing an increase of 3 percent from the prior year period. Revenues outside of the U.S. were $1.015 billion, representing a decrease of 5 percent from the prior year period, and reflect an estimated 11 percentage points of unfavorable impact from foreign currency translation.
For the nine-month period ended June 30, 2009, revenues in the U.S. were $2.365 billion, representing an increase of 2 percent from the prior year period. Revenues outside of the U.S. were $2.898 billion, representing a decrease of 1 percent from the prior year period, and reflect an estimated 8 percentage points of unfavorable impact from foreign currency translation.
Fiscal 2009 Outlook for Full Year
The Company revised its guidance for full fiscal year 2009 reported diluted earnings per share from continuing operations to approximately 11 to 12 percent over diluted earnings per share from continuing operations of $4.42 for the full fiscal year 2008. The Company’s guidance for full fiscal year 2009 includes an approximate 28-cents gain from our hedging program as discussed on our April 28, 2009 second fiscal quarter conference call.
The following analysis of estimated diluted earnings per share from continuing operations for the full fiscal year identifies specified items that affect the comparability of results between periods. As illustrated in Table 2, the Company expects that diluted earnings per share from continuing operations for the full fiscal year 2009, excluding specified items, will be approximately $4.92 to $4.96, representing an increase of approximately 11 to 12 percent over diluted earnings per share from continuing operations of $4.42 for the fiscal year 2008.
Table 2

	Twelve Months Ended September 30,
	2009	2008	% Growth
	(Estimated)

Diluted EPS (1)	$4.93 - $4.97	$4.46	10 - 11%

Home Healthcare Divestiture	(0.04)	(0.04)

Diluted EPS from Continuing Operations	$4.89 - $4.93	$4.42	11 - 12%

Specified Items:
Litigation Charge (2)	0.11	—
Tax Adjustment (3)	(0.08)	—

Adjusted Diluted EPS from Continuing Operations	$4.92 - $4.96	$4.42	11 - 12%

(1)	Does not include estimated gain on sale of Home Healthcare of about 5 cents.

(2)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

(3)	Represents the tax benefit relating to various tax settlements in multiple jurisdictions.

Conference Call Information
A conference call regarding BD’s third fiscal quarter results, its expectations for the full fiscal year 2009 and its preliminary outlook for fiscal year 2010 will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 10:00 a.m. (ET) Thursday, July 30, 2009. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 800-642-1687 (domestic) and 706-645-9291 (international), Conference ID: 16834521, through the close of business on Thursday, August 6, 2009.
This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.
About BD
BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people’s health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.
***
This press release, including the section entitled “Fiscal 2009 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic downturn on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates, particularly in light of increased volatility in currency exchange rates; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation, including changes in government pricing and reimbursement policies or other cost containment reforms; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

Table 1

	Three Months Ended June 30,			Nine Months Ended June 30,
	2009	2008	% Growth	2009	2008	% Growth

Diluted EPS	$1.39	$1.18	17.8%	$3.70	$3.34	10.8%

Home Healthcare Divestiture	(0.01)	—		(0.03)	(0.03)

Diluted EPS from Continuing Operations	$1.38	$1.18	16.9%	$3.67	$3.31	10.9%

Specified Items:
Litigation Charge (1)	—	—		0.11	—
Tax Adjustment (2)	(0.08)	—		(0.08)	—

Adjusted Diluted EPS from Continuing Operations	$1.30	$1.18	10.2%	$3.70	$3.31	11.8%

Table 2

	Twelve Months Ended September 30,
	2009	2008	% Growth
	(Estimated)
Diluted EPS (1)	$4.93 - $4.97	$4.46	10-11%

Home Healthcare Divestiture	(0.04)	(0.04)

Diluted EPS from Continuing Operations	$4.89 - $4.93	$4.42	11-12%

Specified Items:
Litigation Charge (2)	0.11	—
Tax Adjustment (3)	(0.08)	—

Adjusted Diluted EPS from Continuing Operations	$4.92 - $4.96	$4.42	11-12%

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended June 30,
	2009	2008	% Change

REVENUES	$1,820,255	$1,849,339	(1.6)

Cost of products sold	860,063	905,388	(5.0)
Selling and administrative	429,940	435,807	(1.3)
Research and development	98,489	99,928	(1.4)

TOTAL OPERATING COSTS AND EXPENSES	1,388,492	1,441,123	(3.7)

OPERATING INCOME	431,763	408,216	5.8

Interest income	12,767	10,956	16.5
Interest expense	(11,288)	(9,017)	25.2
Other expense, net	(4,247)	(1,285)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	428,995	408,870	4.9

Income tax provision	90,291	112,875	(20.0)

INCOME FROM CONTINUING OPERATIONS	338,704	295,995	14.4

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION (BENEFIT) OF $214 AND $(261), RESPECTIVELY	2,323	1,094	NM

NET INCOME	$341,027	$297,089	14.8

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.41	$1.21	16.5
Income from discontinued operations	$0.01	$—	NM
Net income (1)	$1.42	$1.22	16.4

Diluted:
Income from continuing operations	$1.38	$1.18	16.9
Income from discontinued operations	$0.01	$—	NM
Net income	$1.39	$1.18	17.8

AVERAGE SHARES OUTSTANDING

Basic	240,109	244,273
Diluted	245,696	251,648

NM — Not Meaningful

(1)	Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended June 30, 2009
	As	Tax	Excluding
	Reported	Adjustment (1)	Item

Income taxes	90,291	20,485	110,776
effective tax rate	21.0%		25.8%

Income from continuing operations	338,704	(20,485)	318,219
as a % of revenues	18.6%		17.5%

Diluted earnings per share
Income from continuing operations	$1.38	$(0.08)	$1.30

(1)	Represents the tax benefit relating to various tax settlements in multiple jurisdictions.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Nine Months ended June 30,
	2009	2008	% Change

REVENUES	$5,263,141	$5,262,786	0.0

Cost of products sold	2,485,687	2,566,465	(3.1)
Selling and administrative	1,272,318	1,263,212	0.7
Research and development	294,391	287,169	2.5

TOTAL OPERATING COSTS AND EXPENSES	4,052,396	4,116,846	(1.6)

OPERATING INCOME	1,210,745	1,145,940	5.7

Interest income	18,730	32,489	(42.3)
Interest expense	(26,607)	(27,455)	(3.1)
Other (expense) income, net	(538)	252	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,202,330	1,151,226	4.4

Income tax provision	295,033	314,321	(6.1)

INCOME FROM CONTINUING OPERATIONS	907,297	836,905	8.4

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $1,681 AND $1,364, RESPECTIVELY	7,086	7,916	(10.5)

NET INCOME	$914,383	$844,821	8.2

EARNINGS PER SHARE

Basic:
Income from continuing operations	$3.77	$3.42	10.2
Income from discontinued operations	$0.03	$0.03	—
Net income (1)	$3.80	$3.46	9.8

Diluted:
Income from continuing operations	$3.67	$3.31	10.9
Income from discontinued operations	$0.03	$0.03	—
Net income	$3.70	$3.34	10.8

AVERAGE SHARES OUTSTANDING

Basic	240,923	244,478
Diluted	247,083	252,944

NM — Not Meaningful

(1)	Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Nine Months ended June 30, 2009
	As	Litigation	Tax	Excluding
	Reported	Charge (1)	Adjustment (2)	Items

Selling and administrative	$1,272,318	$(45,000)	$—	$1,227,318
as a % of revenues	24.2%			23.3%

Operating Income	1,210,745	45,000	—	1,255,745
as a % of revenues	23.0%			23.9%

Income taxes	295,033	17,100	20,485	332,618
effective tax rate	24.5%			26.7%

Income from continuing operations	907,297	27,900	(20,485)	914,712
as a % of revenues	17.2%			17.4%

Diluted earnings per share
Income from continuing operations	$3.67	$0.11	$(0.08)	$3.70

(1)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

(2)	Represents the tax benefit relating to various tax settlements in multiple jurisdictions.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
	2009	2008	% Change

BD MEDICAL
United States	$397,898	$386,724	2.9
International	570,773	611,424	(6.6)

TOTAL	$968,671	$998,148	(3.0)

BD DIAGNOSTICS
United States	$299,374	$280,118	6.9
International	267,005	273,304	(2.3)

TOTAL	$566,379	$553,422	2.3

BD BIOSCIENCES
United States	$108,136	$116,239	(7.0)
International	177,069	181,530	(2.5)

TOTAL	$285,205	$297,769	(4.2)

TOTAL REVENUES
United States	$805,408	$783,081	2.9
International	1,014,847	1,066,258	(4.8)

TOTAL	$1,820,255	$1,849,339	(1.6)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Nine Months ended June 30,
	2009	2008	% Change

BD MEDICAL
United States	$1,167,062	$1,149,717	1.5
International	1,558,285	1,640,722	(5.0)

TOTAL	$2,725,347	$2,790,439	(2.3)

BD DIAGNOSTICS
United States	$872,055	$840,695	3.7
International	774,156	766,050	1.1

TOTAL	$1,646,211	$1,606,745	2.5

BD BIOSCIENCES
United States	$325,926	$333,891	(2.4)
International	565,657	531,711	6.4

TOTAL	$891,583	$865,602	3.0

TOTAL REVENUES
United States	$2,365,043	$2,324,303	1.8
International	2,898,098	2,938,483	(1.4)

TOTAL	$5,263,141	$5,262,786	—

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$256,171	$243,960	5.0
Diabetes Care	91,330	87,469	4.4
Pharmaceutical Systems	43,460	49,125	(11.5)
Ophthalmic Systems	6,937	6,170	12.4

TOTAL	$397,898	$386,724	2.9

BD DIAGNOSTICS
Preanalytical Systems	$155,760	$144,416	7.9
Diagnostic Systems	143,614	135,702	5.8

TOTAL	$299,374	$280,118	6.9

BD BIOSCIENCES
Cell Analysis	$70,518	$80,186	(12.1)
Discovery Labware	37,618	36,053	4.3

TOTAL	$108,136	$116,239	(7.0)

TOTAL UNITED STATES	$805,408	$783,081	2.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$242,701	$272,064	(10.8)	3.1	(13.9)
Diabetes Care	94,521	94,244	0.3	12.3	(12.0)
Pharmaceutical Systems	220,503	230,346	(4.3)	8.3	(12.6)
Ophthalmic Systems	13,048	14,770	(11.7)	0.1	(11.8)

TOTAL	$570,773	$611,424	(6.6)	6.4	(13.0)

BD DIAGNOSTICS
Preanalytical Systems	$136,427	$146,345	(6.8)	6.5	(13.3)
Diagnostic Systems	130,578	126,959	2.9	13.0	(10.1)

TOTAL	$267,005	$273,304	(2.3)	9.5	(11.8)

BD BIOSCIENCES
Cell Analysis	$139,251	$141,889	(1.9)	3.0	(4.9)
Discovery Labware	37,818	39,641	(4.6)	0.8	(5.4)

TOTAL	$177,069	$181,530	(2.5)	2.5	(5.0)

TOTAL INTERNATIONAL	$1,014,847	$1,066,258	(4.8)	6.5	(11.3)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$498,872	$516,024	(3.3)	4.0	(7.3)
Diabetes Care	185,851	181,713	2.3	8.5	(6.2)
Pharmaceutical Systems	263,963	279,471	(5.5)	4.8	(10.3)
Ophthalmic Systems	19,985	20,940	(4.6)	3.7	(8.3)

TOTAL	$968,671	$998,148	(3.0)	5.1	(8.1)

BD DIAGNOSTICS
Preanalytical Systems	$292,187	$290,761	0.5	7.2	(6.7)
Diagnostic Systems	274,192	262,661	4.4	9.3	(4.9)

TOTAL	$566,379	$553,422	2.3	8.2	(5.9)

BD BIOSCIENCES
Cell Analysis	$209,769	$222,075	(5.5)	(2.4)	(3.1)
Discovery Labware	75,436	75,694	(0.3)	2.5	(2.8)

TOTAL	$285,205	$297,769	(4.2)	(1.2)	(3.0)

TOTAL REVENUES	$1,820,255	$1,849,339	(1.6)	5.0	(6.6)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$754,776	$729,152	3.5
Diabetes Care	263,028	250,099	5.2
Pharmaceutical Systems	129,177	151,882	(14.9)
Ophthalmic Systems	20,081	18,584	8.1

TOTAL	$1,167,062	$1,149,717	1.5

BD DIAGNOSTICS
Preanalytical Systems	$452,426	$428,391	5.6
Diagnostic Systems	419,629	412,304	1.8

TOTAL	$872,055	$840,695	3.7

BD BIOSCIENCES
Cell Analysis	$219,668	$225,814	(2.7)
Discovery Labware	106,258	108,077	(1.7)

TOTAL	$325,926	$333,891	(2.4)

TOTAL UNITED STATES	$2,365,043	$2,324,303	1.8

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$697,178	$766,401	(9.0)	2.3	(11.3)
Diabetes Care	271,221	269,215	0.7	8.8	(8.1)
Pharmaceutical Systems	550,718	563,969	(2.3)	5.6	(7.9)
Ophthalmic Systems	39,168	41,137	(4.8)	3.7	(8.5)

TOTAL	$1,558,285	$1,640,722	(5.0)	4.5	(9.5)

BD DIAGNOSTICS
Preanalytical Systems	$396,380	$408,031	(2.9)	7.2	(10.1)
Diagnostic Systems	377,776	358,019	5.5	12.2	(6.7)

TOTAL	$774,156	$766,050	1.1	9.5	(8.4)

BD BIOSCIENCES
Cell Analysis	$450,615	$421,095	7.0	8.1	(1.1)
Discovery Labware	115,042	110,616	4.0	4.4	(0.4)

TOTAL	$565,657	$531,711	6.4	7.3	(0.9)

TOTAL INTERNATIONAL	$2,898,098	$2,938,483	(1.4)	6.4	(7.8)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,451,954	$1,495,553	(2.9)	2.9	(5.8)
Diabetes Care	534,249	519,314	2.9	7.1	(4.2)
Pharmaceutical Systems	679,895	715,851	(5.0)	1.2	(6.2)
Ophthalmic Systems	59,249	59,721	(0.8)	5.1	(5.9)

TOTAL	$2,725,347	$2,790,439	(2.3)	3.3	(5.6)

BD DIAGNOSTICS
Preanalytical Systems	$848,806	$836,422	1.5	6.4	(4.9)
Diagnostic Systems	797,405	770,323	3.5	6.6	(3.1)

TOTAL	$1,646,211	$1,606,745	2.5	6.5	(4.0)

BD BIOSCIENCES
Cell Analysis	$670,283	$646,909	3.6	4.3	(0.7)
Discovery Labware	221,300	218,693	1.2	1.4	(0.2)

TOTAL	$891,583	$865,602	3.0	3.6	(0.6)

TOTAL REVENUES	$5,263,141	$5,262,786	—	4.3	(4.3)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
SAFETY REVENUES
(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$272,719	$261,041	4.5	4.5	—
International	148,970	143,495	3.8	17.9	(14.1)

TOTAL	$421,689	$404,536	4.2	9.3	(5.1)

	Nine Months ended June 30,
			% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$796,714	$774,608	2.9	2.9	—
International	419,768	390,797	7.4	18.7	(11.3)

TOTAL	$1,216,482	$1,165,405	4.4	8.2	(3.8)

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS FISCAL 2009
Revised for Home Health Care Discontinued Operations
(Unaudited; Amounts in thousands, except per-share data)

	Quarter 1	Quarter 2	Quarter 2 YTD

REVENUES	$1,717,919	$1,724,967	$3,442,886

Cost of products sold	796,274	829,350	1,625,624
Selling and administrative	406,019	436,359	842,378
Research and development	97,314	98,588	195,902

TOTAL OPERATING COSTS AND EXPENSES	1,299,607	1,364,297	2,663,904

OPERATING INCOME	418,312	360,670	778,982

Interest income	1,651	4,312	5,963
Interest expense	(7,824)	(7,495)	(15,319)
Other income (expense), net	9,411	(5,701)	3,710

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	421,550	351,786	773,336

Income tax provision	112,131	92,612	204,743

INCOME FROM CONTINUING OPERATIONS	309,419	259,174	568,593

Income from Discontinued Operations before Income Tax	3,503	2,726	6,229

Income tax provision	854	611	1,465

INCOME FROM DISCONTINUED OPERATIONS	2,649	2,115	4,764

NET INCOME	$312,068	$261,289	$573,357

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.28	$1.08	$2.36
Income from discontinued operations	$0.01	$0.01	$0.02
Net income	$1.29	$1.09	$2.38

Diluted:
Income from continuing operations	$1.25	$1.05	$2.30
Income from discontinued operations	$0.01	$0.01	$0.02
Net income	$1.26	$1.06	$2.32

AVERAGE SHARES OUTSTANDING

Basic	242,397	240,239	241,330
Diluted	248,311	245,890	247,436

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Revised for Home Health Care Discontinued Operations
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31, 2009
	As	Litigation	Excluding
	Revised	Charge (1)	Item

Selling and administrative	$436,359	$(45,000)	$391,359
as a % of revenues	25.3%		22.7%

Operating Income	360,670	45,000	405,670
as a % of revenues	20.9%		23.5%

Income taxes	92,612	17,100	109,712
effective tax rate	26.3%		27.7%

Income from continuing operations	259,174	27,900	287,074
as a % of revenues	15.0%		16.6%

Diluted earnings per share
Income from continuing operations (2)	$1.05	$0.11	$1.17

(1)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

(2)	Total per share share amounts may not add due to rounding.

	Six Months Ended March 31, 2009
	As	Litigation	Excluding
	Revised	Charge (1)	Item

Selling and administrative	$842,378	$(45,000)	$797,378
as a % of revenues	24.5%		23.2%

Operating Income	778,982	45,000	823,982
as a % of revenues	22.6%		23.9%

Income taxes	204,743	17,100	221,843
effective tax rate	26.5%		27.1%

Income from continuing operations	568,593	27,900	596,493
as a % of revenues	16.5%		17.3%

Diluted earnings per share
Income from continuing operations	$2.30	$0.11	$2.41

(1)	Represents the charge relating to the pending settlement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS FISCAL 2008
Revised for Home Health Care Discontinued Operations
(Unaudited; Amounts in thousands, except per-share data)

	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year

REVENUES	$1,687,077	$1,726,370	$1,849,339	$1,812,156	$7,074,942

Cost of products sold	820,005	841,073	905,388	880,372	3,446,838
Selling and administrative	417,197	410,207	435,807	432,399	1,695,610
Research and development	91,374	95,866	99,928	108,463	395,631

TOTAL OPERATING COSTS AND EXPENSES	1,328,576	1,347,146	1,441,123	1,421,234	5,538,079

OPERATING INCOME	358,501	379,224	408,216	390,922	1,536,863

Interest income	13,528	8,005	10,956	6,879	39,368
Interest expense	(10,339)	(8,098)	(9,017)	(8,889)	(36,343)
Other income (expense), net	707	828	(1,285)	(1,734)	(1,484)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	362,397	379,959	408,870	387,178	1,538,404

Income tax provision	95,028	106,418	112,875	108,216	422,537

INCOME FROM CONTINUING OPERATIONS	267,369	273,541	295,995	278,962	1,115,867

Income from Discontinued Operations before Income Tax	5,213	3,234	833	4,434	13,714

Income tax provision (benefit)	1,034	590	(261)	1,222	2,585

INCOME FROM DISCONTINUED OPERATIONS	4,179	2,644	1,094	3,212	11,129

NET INCOME	$271,548	$276,185	$297,089	$282,174	$1,126,996

EARNINGS PER SHARE

Basic: (1)
Income from continuing operations	$1.09	$1.12	$1.21	$1.14	$4.57
Income from discontinued operations	$0.02	$0.01	$—	$0.01	$0.05
Net income	$1.11	$1.13	$1.22	$1.16	$4.61

Diluted: (1)
Income from continuing operations	$1.06	$1.08	$1.18	$1.11	$4.42
Income from discontinued operations	$0.02	$0.01	$—	$0.01	$0.04
Net income	$1.07	$1.09	$1.18	$1.12	$4.46

AVERAGE SHARES OUTSTANDING

Basic	244,292	244,869	244,273	243,863	244,323
Diluted	253,116	252,788	251,648	251,197	252,681

(1)	Total per share amounts may not add due to rounding.